UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): January 5, 2006

IGNIS PETROLEUM GROUP, INC.
(Exact name of registrant as specified in charter)

Nevada	000-50929	16-1728419
State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Crescent Court, 7th Floor, Dallas Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 459-8188

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 5, 2006, Ignis Petroleum Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Cornell Capital Partners L.P. (“Cornell”) providing for the sale by the Company to Cornell of its 7% secured convertible debentures in the aggregate principal amount of $5,000,000 (the “Debentures”) of which $2,500,000 was advanced immediately. The second installment of $1,500,000 will be advanced immediately prior to the filing by the Company with the Securities and Exchange Commission (the “Commission”) of the Registration Statement (as defined below). The last installment of $1,000,000 will be advanced within five days after the Registration Statement is declared effective by the Commission.

In connection with the Purchase Agreement, we agreed to issue Cornell warrants to purchase 3,086,420 shares of Common Stock of the Company (the “Common Stock”), exercisable for a period of five years at an exercise price of $0.81 (the “$0.81 Warrants”) and warrants to purchase 2,688,172 shares of Common Stock, exercisable for a period of five years at an exercise price of $0.93 (the “$0.93 Warrants” and together with the $0.81 Warrants, the “Warrants”). All of the Warrants were issued upon closing. The Company has the option to force the holder to exercise the Warrants, as long as that the shares underlying the Warrants are registered pursuant to an effective registration statement, if the Company’s closing bid price trades above certain levels. In the event that the closing bid price of the Company’s Common Stock is greater than or equal to $1.10 for a period of 15 consecutive trading days prior to the forced conversion, the Company can force the warrant holder to exercise the $0.81 Warrants. In the event that the closing bid price of the Company’s Common Stock is greater than or equal to $1.23 for a period of 15 consecutive trading days prior to the forced conversion, the Company can force the warrant holder to exercise the $0.93 Warrants.

The Debentures mature on the third anniversary of the date of issuance (the “Maturity Date”) and bear interest at the annual rate of 7%. The Company is not required to make any payments until the Maturity Date.

Holders may convert, at any time, any amount outstanding under the Debentures into Common Stock at a conversion price per share equal to the lesser of $0.93 or 94% of the lowest volume weighted average prices of the Common Stock, as quoted by Bloomberg, LP, during the 30 trading days immediately preceding the date of conversion. If the conversion price is less than $0.93, Holder may not convert more than $425,000 of Debentures in any month, unless such restriction is waived by the Company. In the event that the conversion price is equal to or greater than $0.93, there is no restriction on the amount that Holder can convert in any month.

Cornell has agreed to restrict its ability to convert the Debenture and exercise the Warrants and receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

The Company, at its option has the right, with three business days advance written notice, to redeem a portion or all amounts outstanding under this Debenture prior to the Maturity Date provided that the closing bid price of the Common Stock, is less than $0.93 at the time of the redemption. In the event of a redemption, the Company is obligated to pay an amount equal to the principal amount being redeemed plus a 15% redemption premium, and accrued interest.

In connection with the Purchase Agreement, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) providing for the filing, within 30 days of closing, of a registration statement (the “Registration Statement”) with the Securities and Exchange Commission registering the Common Stock issuable upon conversion of the Debentures. The Company is obligated to use its best efforts to cause the Registration Statement to be declared effective no later than 120 days after filing the Registration Statement and to insure that the Registration Statement remains in effect until the earlier of (i) all of the shares of common stock issuable upon conversion of the Debentures have been sold or (ii) January 5, 2008. In the event of a default of its obligations under the Registration Rights Agreement, including its agreement to file the Registration Statement with the Securities and Exchange Commission no later than February 4, 2006, or if the Registration Statement is not declared effective by June 5, 2006, it is required pay to Cornell, as liquidated damages, for each month that the registration statement has not been filed or declared effective, as the case may be, either a cash amount or shares of our common stock equal to 2% of the liquidated value of the Debentures.

In connection with the Purchase Agreement, the Company executed a security agreement (the “Security Agreement”) in favor of the investor granting them a first priority security interest in all of the Company’s goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. The Security Agreements state that if an event of default occurs under the Debentures or Security Agreements, the Investors have the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements.

The Company also agreed, upon obtaining an increased in the number of shares of its authorized common stock, to pledge 18,750,000 shares of common stock to secure the obligations incurred pursuant to the Purchase Agreement. Phillip Buschmann, the Company’s Chief Operating Officer and Michael Piazza, the Company’s President and Chief Executive Officer, pledged 3,820,000 and 500,000 shares, respectively, of their own shares of the Company’s Common Stock, which pledge will be terminated upon the Company obtaining the increased in the number of shares of its authorized common stock and pledging 18,750,000 shares of common stock.

The Company will also pay Stonegate Securities, Inc. a 5% placement fee on each tranche and issue them an aggregate of 400,000 warrants exercisable at $1.25 for their role as placement agent in the financing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of a secured loan obligation by the Company.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above for a description of the transactions pursuant to which the Company Debentures. All securities were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
4.1	Securities Purchase Agreement, dated January 5, 2006, by and between Ignis Petroleum Group, Inc. and Cornell Capital Partners L.P.
4.2	Secured Convertible Debenture issued to Ignis Petroleum Group, Inc., dated January 5, 2006.
4.3	Warrant to purchase 3,086,420 shares of Common Stock, dated January 5, 2006, issued to Cornell Capital Partners L.P.
4.4	Warrant to purchase 2,688,172 shares of Common Stock, dated January 5, 2006, issued to Cornell Capital Partners L.P.
4.5	Registration Rights Agreement, dated January 5, 2006, by and between Ignis Petroleum Group, Inc. and Cornell Capital Partners L.P.
4.6	Security Agreement, dated January 5, 2006, by and between Ignis Petroleum Group, Inc. and Cornell Capital Partners L.P.
4.7
Insider Pledge and Escrow Agreement, dated January 5, 2006, by and among Ignis Petroleum Group, Inc., Cornell Capital Partners L.P., Phillip Buschmann, Michael Piazza and David Gonzalez, Esq. as escrow agent.

4.8	Pledge and Escrow Agreement, dated January 5, 2006, by and among Ignis Petroleum Group, Inc., Cornell Capital Partners L.P. and David Gonzalez, Esq. as escrow agent.
4.9	Escrow Agreement, dated January 5, 2006, by and among Ignis Petroleum Group, Inc., Cornell Capital Partners L.P. and David Gonzalez, Esq. as escrow agent.
10.1	Placement Agency Agreement, dated as of October 21, 2005, by and between Ignis Petroleum Group, Inc. and Stonegate Securities, Inc.
10.2	Amendment to Placement Agency Agreement, dated December 29, 2005, by and between Ignis Petroleum Group, Inc. and Stonegate Securities, Inc.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGNIS PETROLEUM GROUP, INC.

Dated: January 10, 2006	BY:	/s/ MICHAEL P. PIAZZA
Michael P. Piazza,
President and Chief Executive Officer